UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2007

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM: 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following is the text of a press release issued by the registrant at 8:15 A.M. Central Time on April 19, 2007.

SIMMONS FIRST ANNOUNCES RECORD FIRST QUARTER EARNINGS

Pine Bluff, AR - Simmons First National Corporation (NASDAQ-GS: SFNC) today announced record first quarter earnings for the period ended March 31, 2007. Net income for the quarter was $6.6 million, an increase of $649,000 over the first quarter of 2006. Diluted earnings per share were $0.46 for the first quarter of 2007 compared to $0.41 per share for the same period in 2006, an increase of $0.05 share, or 12.2%.

The Company’s net interest margin for the first quarter of 2007 increased 2 basis points to 3.88% from the previous quarter. When compared to the same period last year, the Company’s net interest margin decreased 17 basis points. “Despite a reduction in our margin on a quarter over quarter basis, we did record an increase in net interest income which was due to good growth in our loan portfolio and an improved yield in the securities portfolio,” said J. Thomas May, Chairman and Chief Executive Officer. “However, the biggest impact on our record first quarter earnings was our continued improvement in asset quality and the related reduction in the provision for loan losses.”

The Company’s loan portfolio totaled $1.8 billion at March 31, 2007, an increase of $107 million, or 6.3% over the same period last year. The growth was primarily attributable to increased demand in the real estate loan portfolio. Deposits were $2.2 billion at March 31, 2007, a $113 million, or 5.4% increase from March 31, 2006.

Asset quality remained strong with the allowance for loan losses as a percent of total loans at 1.40% as of March 31, 2007. Non-performing loans equaled 0.48% of total loans, while the allowance for loan losses equaled 292% of non-performing loans. The Company’s annualized net charge-offs to total loans for the first quarter of 2007 was 0.22%. Excluding credit cards, the annualized net charge-offs to total loans for the first quarter was 0.13%.

Total assets for the Company were $2.7 billion at March 31, 2007, an increase of $153 million from March 31, 2006. Stockholders’ equity at March 31, 2007 was $262 million, a $17.0 million increase from March 31, 2006.

Simmons First opened a new financial center in Beebe on January 2, 2007, the Company’s first entry into that market. The Company also plans to open financial centers in Paragould, North Little Rock - McCain, North Little Rock - Sherwood, and Little Rock - Midtown during 2007, as well as a regional headquarters facility in Rogers.

Simmons First National Corporation is an Arkansas based financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas. The Company’s eight banks conduct financial operations from 86 offices, of which 82 are financial centers, in 48 communities.

CONFERENCE CALL

Management will conduct a conference call to review this information at 3:00 p.m. Central Time on Thursday, April 19, 2007. Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and asking for the Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 3422042 and the recording will be available through the end of business April 30, 2007. In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsfirst.com under the “webcast” icon.

GENERAL

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
DAVID W. GARNER
Senior Vice President and Investor Relations Officer
Simmons First National Corporation
(870) 541-1000

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2007	2006	2006	2006	2006
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$71,513	$83,452	$77,724	$89,275	$89,400
Interest bearing balances due from banks	43,614	45,829	19,599	26,265	34,200
Federal funds sold	60,270	21,870	49,340	22,570	8,620
Cash and cash equivalents	175,397	151,151	146,663	138,110	132,220

Investment securities - held-to-maturity	181,901	179,944	172,944	164,612	148,733
Investment securities - available-for-sale	338,222	347,182	358,561	363,217	380,617
Mortgage loans held for sale	8,718	7,091	6,591	13,248	6,853
Assets held in trading accounts	10,464	4,487	4,574	4,606	4,646

Loans	1,798,234	1,783,495	1,788,517	1,738,628	1,691,020
Allowance for loan losses	(25,151)	(25,385)	(25,879)	(26,174)	(26,463)
Net loans	1,773,083	1,758,110	1,762,638	1,712,454	1,664,557

Premises and equipment	69,443	67,926	66,769	65,686	65,040
Foreclosed assets held for sale, net	2,321	1,940	1,413	1,740	1,666
Interest receivable	21,312	21,974	21,953	18,571	17,066
Bank owned life insurance	36,498	36,133	35,708	33,985	33,570
Goodwill	60,605	60,605	60,605	60,605	60,605
Core deposit premiums	3,993	4,199	4,406	4,613	4,822
Other assets	9,739	10,671	14,117	15,809	18,075

TOTAL ASSETS	$2,691,696	$2,651,413	$2,656,942	$2,597,256	$2,538,470

LIABILITIES
Non-interest bearing transaction accounts	$316,603	$305,327	$302,700	$330,946	$328,477
Interest bearing transaction accounts and savings deposits	753,110	738,763	745,649	761,346	757,368
Time deposits less than $100,000	686,650	681,131	664,105	623,609	618,790
Time deposits greater than $100,000	450,558	450,310	436,022	394,489	389,021
Total deposits	2,206,921	2,175,531	2,148,476	2,110,390	2,093,656
Federal funds purchased and securities
sold under agreements to repurchase	108,661	105,036	85,535	89,684	91,817
Short-term debt	5,009	6,114	61,850	45,054	2,245
Long-term debt - parent company	2,000	2,000	2,000	4,000	4,000
Long-term FHLB debt - affiliate banks	50,652	50,381	49,243	48,143	48,163
Subordinated debt issued to capital trusts	30,930	30,930	30,930	30,930	30,930
Accrued interest and other liabilities	25,353	22,405	24,316	21,876	22,448
TOTAL LIABILITIES	2,429,526	2,392,397	2,402,350	2,350,077	2,293,259

STOCKHOLDERS' EQUITY
Capital stock	141	142	142	142	143
Surplus	46,890	48,678	49,068	49,607	51,380
Undivided profits	216,483	212,394	208,200	203,165	198,287
Accumulated other comprehensive income (loss)
Unrealized appreciation (depreciation) on AFS securities	(1,344)	(2,198)	(2,818)	(5,735)	(4,599)
TOTAL STOCKHOLDERS' EQUITY	262,170	259,016	254,592	247,179	245,211

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,691,696	$2,651,413	$2,656,942	$2,597,256	$2,538,470

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2007	2006	2006	2006	2006
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$75,172	$80,670	$78,708	$77,064	$77,676
Interest bearing balances due from banks	37,957	24,237	16,851	21,929	27,968
Federal funds sold	51,383	25,554	22,966	16,138	16,235
Cash and cash equivalents	164,512	130,461	118,525	115,131	121,879

Investment securities - held-to-maturity	179,479	174,132	167,182	157,252	147,697
Investment securities - available-for-sale	349,887	355,196	360,584	373,434	378,026
Mortgage loans held for sale	6,362	7,299	8,368	8,426	6,570
Assets held in trading accounts	4,746	4,555	4,598	4,575	4,632

Loans	1,782,125	1,779,528	1,769,131	1,716,396	1,696,855
Allowance for loan losses	(25,824)	(26,168)	(26,255)	(26,997)	(27,589)
Net loans	1,756,301	1,753,360	1,742,876	1,689,399	1,669,266

Premises and equipment	68,871	67,438	66,044	65,485	64,560
Foreclosed assets held for sale, net	2,121	1,488	1,525	1,664	1,738
Interest receivable	21,464	22,681	20,922	18,092	18,030
Bank owned life insurance	36,300	35,916	35,226	33,778	33,408
Goodwill	60,605	60,605	60,605	60,605	60,605
Core deposit premiums	4,111	4,317	4,527	4,733	4,942
Other assets	9,292	10,995	13,215	12,688	12,046

TOTAL ASSETS	$2,664,051	$2,628,443	$2,604,197	$2,545,262	$2,523,399

LIABILITIES
Non-interest bearing transaction accounts	$306,020	$305,447	$302,490	$311,102	$316,118
Interest bearing transaction accounts and savings deposits	731,214	728,085	722,920	751,262	747,046
Time deposits less than $100,000	687,109	678,399	658,182	624,395	618,730
Time deposits greater than $100,000	451,004	441,505	416,693	394,492	378,426
Total deposits	2,175,347	2,153,436	2,100,285	2,081,251	2,060,320
Federal funds purchased and securities
sold under agreements to repurchase	118,011	102,109	93,670	96,041	109,299
Short-term debt	4,031	8,594	54,119	15,804	5,744
Long-term debt	82,185	82,358	80,826	82,957	83,961
Accrued interest and other liabilities	22,002	23,157	22,804	20,486	18,011
TOTAL LIABILITIES	2,401,576	2,369,654	2,351,704	2,296,539	2,277,335

TOTAL STOCKHOLDERS' EQUITY	262,475	258,789	252,493	248,723	246,064

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,664,051	$2,628,443	$2,604,197	$2,545,262	$2,523,399

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2007	2006	2006	2006	2006
(in thousands, except per share data)
INTEREST INCOME
Loans	$34,095	$34,543	$33,924	$31,694	$30,087
Federal funds sold	701	365	325	192	175
Investment securities	5,721	5,447	5,183	4,978	4,830
Mortgage loans held for sale, net of unrealized gains (losses)	104	107	141	128	100
Assets held in trading accounts	18	13	14	19	25
Interest bearing balances due from banks	510	287	229	259	297
TOTAL INTEREST INCOME	41,149	40,762	39,816	37,270	35,514
INTEREST EXPENSE
Time deposits	13,015	12,755	11,381	9,732	8,724
Other deposits	3,179	3,182	3,023	2,909	2,544
Federal funds purchased and securities
sold under agreements to repurchase	1,456	1,295	1,152	1,064	1,104
Short-term debt	70	145	761	225	96
Long-term debt	1,198	1,102	1,122	1,148	1,094
TOTAL INTEREST EXPENSE	18,918	18,479	17,439	15,078	13,562
NET INTEREST INCOME	22,231	22,283	22,377	22,192	21,952
Provision for loan losses	751	663	602	789	1,708
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	21,480	21,620	21,775	21,403	20,244
NON-INTEREST INCOME
Trust income	1,637	1,517	1,435	1,293	1,367
Service charges on deposit accounts	3,497	3,850	3,973	4,209	3,763
Other service charges and fees	808	715	596	592	658
Income on sale of mortgage loans, net of commissions	679	655	763	755	676
Income on investment banking, net of commissions	150	89	55	90	107
Credit card fees	2,649	2,830	2,755	2,699	2,458
Premiums on sale of student loans	882	263	413	659	736
Bank owned life insurance income	364	425	382	415	301
Other income	788	449	654	804	546
TOTAL NON-INTEREST INCOME	11,454	10,793	11,026	11,516	10,612
NON-INTEREST EXPENSE
Salaries and employee benefits	13,725	13,173	13,298	13,466	13,505
Occupancy expense, net	1,650	1,712	1,612	1,541	1,520
Furniture and equipment expense	1,466	1,437	1,407	1,456	1,418
Loss on foreclosed assets	24	31	32	40	33
Deposit insurance	67	66	64	71	69
Other operating expenses	6,282	6,088	5,722	5,727	5,580
TOTAL NON-INTEREST EXPENSE	23,214	22,507	22,135	22,301	22,125
NET INCOME BEFORE INCOME TAXES	9,720	9,906	10,666	10,618	8,731
Provision for income taxes	3,083	3,156	3,219	3,322	2,743
NET INCOME	$6,637	$6,750	$7,447	$7,296	$5,988
BASIC EARNINGS PER SHARE	$0.47	$0.47	$0.53	$0.51	$0.42
DILUTED EARNINGS PER SHARE	$0.46	$0.47	$0.51	$0.51	$0.41

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2007	2006	2006	2006	2006
(in thousands)
Tier 1 capital
Stockholders' equity	$262,170	$259,016	$254,592	$247,179	$245,211
Trust preferred securities, net allowable	30,000	30,000	30,000	30,000	30,000
Disallowed intangible assets, net of def. tax	(64,367)	(64,334)	(64,557)	(64,781)	(65,084)
Unrealized loss (gain) on AFS securities	1,344	2,198	2,818	5,735	4,599

Total Tier 1 capital	229,147	226,880	222,853	218,133	214,726

Tier 2 capital
Qualifying unrealized gain on AFS securities	129	167	177	173	317
Qualifying allowance for loan losses	23,237	22,953	23,103	22,359	21,468

Total Tier 2 capital	23,366	23,120	23,280	22,532	21,785

Total risk-based capital	$252,513	$250,000	$246,133	$240,665	$236,511

Risk weighted assets	$1,855,511	$1,831,063	$1,843,960	$1,783,411	$1,716,446

Adjusted average assets for leverage ratio	$2,603,178	$2,568,407	$2,547,237	$2,488,304	$2,465,348

Ratios at end of quarter
Leverage ratio	8.80%	8.83%	8.75%	8.77%	8.71%
Tier 1 capital	12.35%	12.39%	12.09%	12.23%	12.51%
Total risk-based capital	13.61%	13.65%	13.35%	13.49%	13.78%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2007	2006	2006	2006	2006
(in thousands)
Loan Portfolio - End of Period
Consumer
Credit cards	$133,511	$143,359	$133,607	$132,464	$129,833
Student loans	84,358	84,831	86,875	77,085	91,090
Other consumer	141,212	142,596	146,039	140,631	140,958
Real Estate
Construction	276,582	277,411	267,604	248,834	242,145
Single-family residential	366,222	364,453	364,657	348,782	341,795
Other commercial	536,421	512,404	494,512	487,288	473,559
Unearned income	(3)	(3)	(4)	(5)	(5)
Commercial
Commercial	182,548	178,028	175,576	188,480	181,174
Agricultural	61,617	62,293	103,301	86,244	59,944
Financial institutions	5,080	4,766	576	16,152	16,158
Other	10,686	13,357	15,774	12,673	14,369

Total Loans	$1,798,234	$1,783,495	$1,788,517	$1,738,628	$1,691,020

Investment Securities - End of Period

Held-to-Maturity
U.S. Treasury	$—	$—	$1,001	$1,002	$1,003
U.S. Government agencies	54,998	54,998	53,000	42,000	32,000
Mortgage-backed securities	151	155	161	167	180
State and political subdivisions	124,415	122,472	116,481	116,770	113,512
Other securities	2,337	2,319	2,301	4,673	2,038
Total held-to-maturity	181,901	179,944	172,944	164,612	148,733
Available-for-Sale
U.S. Treasury	11,434	6,940	6,749	7,398	10,201
U.S. Government agencies	310,611	322,411	331,709	335,618	350,688
Mortgage-backed securities	2,948	2,956	3,095	3,074	3,264
State and political subdivisions	1,132	1,370	1,373	1,373	2,139
FHLB stock	5,090	5,504	7,674	7,693	6,150
Other securities	7,007	8,001	7,961	8,061	8,175
Total available-for-sale	338,222	347,182	358,561	363,217	380,617

Total investment securities	$520,123	$527,126	$531,505	$527,829	$529,350

Fair Value - HTM investment securities	$181,792	$179,816	$172,951	$161,655	$147,589

Investment Securities - QTD Average

Taxable securities	$406,342	$410,153	$410,382	$411,388	$409,238
Tax exempt securities	123,024	119,175	117,384	119,298	116,485

Total investment securities - QTD average	$529,366	$529,328	$527,766	$530,686	$525,723

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2007	2006	2006	2006	2006
(in thousands)
Allowance for Loan Losses
Balance, beginning of quarter	$25,385	$25,879	$26,174	$26,463	$26,923

Loans charged off
Credit cards	735	600	661	600	593
Other consumer	425	395	352	223	272
Real estate	295	793	74	741	260
Commercial	219	209	717	182	209
Total loans charged off	1,674	1,997	1,804	1,746	1,334

Recoveries of loans previously charged off
Credit cards	261	242	291	271	236
Other consumer	105	173	147	156	153
Real estate	162	403	87	213	198
Commercial	161	22	382	28	104
Total recoveries	689	840	907	668	691
Net loans charged off	985	1,157	897	1,078	643
Reclass to reserve for unfunded commitments	-	-	-	-	(1,525)
Provision for loan losses	751	663	602	789	1,708
Balance, end of quarter	$25,151	$25,385	$25,879	$26,174	$26,463

Non-performing assets
Non-performing loans
Nonaccrual loans
Real estate	$5,561	$6,916	$7,674	$6,266	$4,497
Commercial	685	720	1,054	2,160	1,328
Consumer	1,492	1,322	1,089	1,130	1,005
Total nonaccrual loans	7,738	8,958	9,817	9,556	6,830
Loans past due 90 days or more	879	1,097	1,029	1,210	1,974
Total non-performing loans	8,617	10,055	10,846	10,766	8,804

Other non-performing assets
Foreclosed assets held for sale	2,321	1,940	1,413	1,740	1,666
Other non-performing assets	40	52	16	-	11
Total other non-performing assets	2,361	1,992	1,429	1,740	1,677

Total non-performing assets	$10,978	$12,047	$12,275	$12,506	$10,481

Ratios
Allowance for loan losses to total loans	1.40%	1.42%	1.45%	1.51%	1.56%
Allowance for loan losses to
non-performing loans	291.88%	252.46%	238.60%	243.12%	300.58%
Allowance for loan losses to
non-performing assets	229.10%	210.72%	210.83%	209.29%	252.49%
Non-performing assets ratio *	0.61%	0.67%	0.69%	0.72%	0.62%
Non-performing loans to total loans	0.48%	0.56%	0.61%	0.62%	0.52%
Non-performing assets to total assets	0.41%	0.45%	0.46%	0.48%	0.41%
Annualized net charge offs to total loans	0.22%	0.26%	0.20%	0.25%	0.15%
Annualized net charge offs to total loans
(excluding credit cards)	0.13%	0.19%	0.13%	0.19%	0.07%

* Non-performing assets ratio = ( non-performing loans + foreclosed assets) / ( total loans + foreclosed assets)

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2007	2006	2006	2006	2006
(in thousands, except share data)
QUARTER-TO-DATE
Diluted earnings per share	$0.46	$0.47	$0.51	$0.51	$0.41
Operating earnings (excludes nonrecurring items)	6,637	6,750	7,447	7,296	5,988
Diluted operating earnings per share	0.46	0.47	0.51	0.51	0.41
Cash dividends declared per common share	0.18	0.18	0.17	0.17	0.16
Cash dividends declared - amount	2,548	2,555	2,413	2,418	2,280
Return on average stockholders' equity	10.25%	10.35%	11.70%	11.77%	9.87%
Return on tangible equity	13.88%	14.08%	16.04%	16.24%	13.74%
Return on average assets	1.01%	1.02%	1.13%	1.15%	0.96%
Net interest margin (FTE)	3.88%	3.86%	3.91%	4.01%	4.05%
FTE Adjustment - investments	741	720	707	718	695
FTE Adjustment - loans	85	85	89	86	85
Amortization of intangibles	207	207	207	209	207
Amortization of intangibles, net of taxes	130	130	130	132	130
Average shares outstanding	14,177,615	14,198,399	14,195,844	14,247,973	14,265,085
Shares repurchased	69,678	14,200	24,000	75,400	89,500
Average price of repurchased shares	28.62	31.15	27.93	26.74	28.12
Average earning assets	2,411,939	2,370,501	2,349,680	2,298,150	2,277,983
Average interest bearing liabilities	2,073,554	2,041,050	2,026,410	1,964,951	1,943,206

YEAR-TO-DATE
Diluted earnings per share	$0.46	$1.90	$1.43	$0.92	$0.41
Operating earnings (excludes nonrecurring items)	6,637	27,481	20,731	13,284	5,988
Diluted operating earnings per share	0.46	1.90	1.43	0.92	0.41
Cash dividends declared per common share	0.18	0.68	0.50	0.33	0.16
Return on average stockholders' equity	10.25%	10.93%	11.13%	10.83%	9.87%
Return on tangible equity	13.88%	15.03%	15.37%	15.01%	13.74%
Return on average assets	1.01%	1.07%	1.08%	1.06%	0.96%
Net interest margin (FTE)	3.88%	3.96%	3.99%	4.03%	4.05%
FTE Adjustment - investments	741	2,840	2,120	1,413	695
FTE Adjustment - loans	85	345	260	171	85
Amortization of intangibles	207	830	623	416	207
Amortization of intangibles, net of taxes	130	522	392	262	130
Average shares outstanding	14,177,615	14,226,481	14,236,047	14,256,482	14,265,085
Diluted shares outstanding	217,538	248,331	255,393	259,130	274,270
Average earning assets	2,411,939	2,324,078	2,308,604	2,288,068	2,277,983
Average interest bearing liabilities	2,073,554	1,993,903	1,978,189	1,954,077	1,943,206

END OF PERIOD
Book value	$18.54	$18.24	$17.94	$17.41	$17.19
Shares outstanding	14,139,631	14,196,855	14,188,008	14,199,100	14,264,144
Full-time equivalent employees	1,110	1,134	1,121	1,140	1,111
Total number of ATM's	88	88	88	88	87
Total number of financial centers	82	81	81	81	80
Parent company only - investment in subsidiaries	279,370	275,872	272,909	267,177	267,732
Parent company only - intangible assets	133	133	133	133	133

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

Date: April 19, 2007	/s/ Robert A. Fehlman
Robert A. Fehlman, Executive Vice President
and Chief Financial Officer